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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 14, 2000
                                                          --------------


                             WALTER INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                      000-20537              13-3429953
(State or other jurisdiction of        (Commission             (IRS Employer
incorporation or organization)         File Number)         Identification No.)


1500 NORTH DALE MABRY HIGHWAY, TAMPA, FLORIDA                      33607
  (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (813) 871-4811


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

On April 14, 2000, Walter Industries, Inc. (the "Company") paid $3.9 million to Kenneth E. Hyatt in connection with his resignation on April 4, 2000, as Chairman, President and Chief Executive Officer of the Company. The payment was made pursuant to a Retirement and Consulting Agreement dated April 4, 2000 between the Company and Mr. Hyatt, a copy of which is attached hereto and incorporated by reference. The payment will represent a special charge against the Company's fourth quarter income.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

        EXHIBIT NUMBER     DESCRIPTION

              10           Retirement and Consulting Agreement



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Date:  April 18, 2000
                                             --------------

                                      WALTER INDUSTRIES, INC.



                                      By:      /s/ Arthur W. Huge
                                               ------------------------------
                                      Title:   Arthur W. Huge
                                               Executive Vice President and
                                               Principal Financial Officer